SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2004

SEALY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8738	36-3284147
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release dated March 1, 2004.

Item 9. Regulation FD Disclosure.

The following information is being provided under Item 12 to this current report on Form 8-K. On March 1, 2004, we issued a press release announcing the financial results for the year ended November 30, 2003. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

2

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 1, 2004.

SEALY CORPORATION

Date: March 1. 2004	By:	/S/ KENNETH L. WALKER
Kenneth L. Walker
	Its:	SENIOR VICE PRESIDENT,
GENERAL COUNSEL

3